SECURITY AGREEMENT

                 dated as of October 31, 1997

                 between

                 THE FIFTH THIRD BANK OF NORTHERN KENTUCKY, INC.

                 as the Lender

                 and

                 TECHNOLOGY INTEGRATION FINANCIAL SERVICES, INC.

                 as the Borrower



















                 SECURITY AGREEMENT

                 This Security Agreement dated as of October 31, 1997
            (this "Agreement"), is entered into by and between THE FIFTH THIRD BANK OF NORTHERN KENTUCKY, INC., a state banking corporation (the "Lender"), and TECHNOLOGY INTEGRATION FINANCIAL SERVICES, INC., a Kentucky corporation (the "Borrower").

                 Recitals


                 WHEREAS, the Borrower has requested that the Lender
            provide certain credit facilities to the Borrower; and

                 WHEREAS, subject to certain conditions, the Lender has
            agreed to make a certain draw loan (the "Draw Facility") to be used in conjunction with a certain warehouse line of credit (the "Revolving Credit"); and

                 WHEREAS, pursuant to a certain Loan Agreement of even
            date herewith (the "Loan Agreement"), the Borrower is required, inter alia, to provide certain additional collateral to the Lender to secure the obligations of the Borrower under the Loan Agreement.

                 NOW, THEREFORE, the Borrower and the Lender agree as
            follows:

                 1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement. In addition, the following terms shall have the following meanings, and the meanings assigned to all capitalized terms used herein shall be equally applicable to both the singular and plural forms of the terms defined:

                      "Assignment of Customer Leases and Related
            Documents" shall mean an assignment of Customer Leases and Related Documents from the Borrower to the Lender, in form and substance satisfactory to the Lender, and substantially in the form of the Assignment attached hereto as Exhibit A, which shall be physically attached to the lease, security agreement, instrument or chattel paper executed by each Customer creating a leasehold interest security instrument in or lien upon or retaining title to the Leased Equipment and associated equipment leased by the Customer.

                      "Collateral" shall mean (i) all of Borrower's
            "Equipment", "General Intangibles", "Inventory" and "Receivables" (all as defined below); (ii) all proceeds (whether cash or non-cash) including, without limitation, proceeds of any insurance, and all products of all of Borrower's Equipment, General Intangibles, Inventory and Receivables; (iii) all of Borrower's books and records related to any of the foregoing; (iv) all of Borrower's
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            rights, title and interest in and to all cash, bank
            accounts, deposits and similar sums, whether maintained with Lender, an Affiliate of Lender or any other entity; and (v) all of the foregoing, whether now owned or existing or hereafter acquired or arising, or in which Borrower now has or hereafter acquires any rights. Lender acknowledges that its security interests in certain Collateral may be subordinate to certain Permitted Liens as defined in the Loan Agreement.



                      "Customer Lease and Related Documents" shall have
            the meaning given that term in the Loan Agreement, including all extensions of the term of the Customer Lease, together with all rights, powers, privileges, options and other benefits of the Borrower as lessor under the Customer Lease and Related Documents.

                      "Customer Lease Payments" shall mean, with respect
            to each Assigned Lease, any and all payments, penalties, late charges and other amounts of money due or to become due under such Assigned Lease, including payments with respect thereto which might be in arrears.

                      "Equipment" shall mean the Equipment as defined in
            the Loan Agreement and all of Borrower's now owned and hereafter acquired equipment and fixtures, including, without limitation, furniture, tools, furnishings, leasehold improvements, other goods, machinery, vehicles, computers and associated hardware and equipment and trade fixtures, together with any and all attachments, accessions, parts and appurtenances thereto, substitutions therefor and replacements thereof.

                      "Event of Default" shall mean any of the events
            listed in Paragraph 8 of this Security Agreement.

                      "General Intangibles" shall mean all choses in
            action, causes of action and all other tangible personal property of Borrower of every kind and nature (other then Receivables), now owned and hereafter acquired, including, without limitation, corporate or other business records, inventions, designs, patents, patent applications, service marks, trademarks, trademark applications, tradenames, trade secrets, goodwill, registrations, copyrights, all intellectual property used by Borrower in the operation of computers and associated hardware and other equipment, licenses, franchises, customer lists, tax refunds, tax refund claims, rights and claims against carriers and shippers and rights to indemnification.

                      "Inventory" shall mean and include all of
            Borrower's now owned and hereafter acquired goods,
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            merchandise and other personal property furnished under any contract of service or intended for sale, rental or lease, including, without limitation, all farm products, all product and sales catalogs and literature, raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are used or consumed in Borrower's business or are or might be used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise and other personal property and all documents of title or documents representing the same.

                      "Leased Equipment" shall mean the Leased Equipment
            as defined in the Loan Agreement.

                      "Receivables" shall mean and include all of
            Borrower's presently existing and hereafter arising or acquired accounts, receivables and all present and future rights of Borrower to payment for goods sold, rented or leased or for services rendered, including, without limitation, those which are not evidenced by instruments or chattel paper, and whether or not they have been earned by performance; proceeds of any letters of credit on which Borrower is named as beneficiary; contract rights; chattel paper; instruments; documents; insurance proceeds; and all such obligations whatsoever owing to Borrower, together with all instruments and all documents of title representing any of the foregoing, all rights in any merchandise or goods which any of the same may represent, and all right, title, security and guaranties with respect to each of the foregoing, including, without limitation, any right of stoppage in transit.

                      "Secured Obligations" shall mean all of the
            obligations secured by this Agreement as set forth in
            Section 3 of this Agreement.

                      Any accounting terms used in this Security
            Agreement which are not specifically defined shall have the meanings customarily given them in accordance with generally accepted accounting principles. All other terms contained in this Security Agreement shall, unless the context indicates otherwise, have the meanings provided for by the applicable state's version of the Uniform Commercial Code (the "Code") to the extent the same are defined therein.

                 2.   Grant of Security Interests and Assignment.

                      (a) As security for all Secured Obligations, the Borrower grants to the Lender a security interest in the following property whether now existing or arising or acquired after the date of this Agreement.
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                           (1)  All of Borrower's right, title and
            interest in, to and under all of the Customer Leases and Related Documents in which it now has, or in which it might later acquire any interest as a "lessor" to Customer obligors, including all Customer Leases assigned or to be assigned pursuant to the terms and conditions of this Agreement, Section 4.06 of the Loan Agreement and one or more Assignments of Customer Leases and Related Documents;
            (2) All of the Borrower's right, title and interest in, to and under all Customer Lease Payments; (3) All of the Borrower's right, title and interest in and to the Leased Equipment; (4) All of the Borrower's right, title and interest in, to and under any and all warranties, guaranties, and indemnities, whether express or implied, and all similar rights which a Customer obligor may have under an agreement or instrument associated with any Customer Lease assigned to Lender against the manufacturer, vendor, supplier, engineer, contractor or maker of the Leased Equipment; (5) Any property which the Borrower receives or which the Borrower is or may hereafter become entitled to receive on account of any sale, exchange, transfer or other disposition of any or all Leased Equipment; (6) Any property which the Borrower receives or which the Borrower is or may hereafter be entitled to receive on account of any collections of or with respect to any and all Customer Leases and Related Documents assigned or to be assigned pursuant to the terms and conditions of this Agreement,
            Section 4.06 of the Loan Agreement and one or more Assignments of Customer Leases and Related Documents, including without limitation, any instrument, document and/or chattel paper in payment of or in substitution for any of the assigned Customer Leases and Related Documents;
            (7) All other Collateral; and (8) All sums which become payable under any insurance covering the Collateral, including but not limited to all Leased Equipment.

                      (b)  The Borrower grants a further security
            interest to the Lender in the proceeds and products of any sale, exchange, collection or other disposition of the Collateral or any part thereof.

                      (c) From time to time, and in any event, at the time each particular Customer Lease and Related Documents is assigned to the Lender by one or more Assignments of Customer Leases and Related Documents, in connection with a draw on the Revolving Credit and/or Draw Facility and the execution of the Revolving Credit Note and/or Draw Facility Note evidencing such draw, the Borrower shall do all of the following.

                           (1)  Deliver to the Lender all originals of
            all agreements or documents evidencing any obligation of any Customer obligor to make lease payments under or in connection with such Customer Lease and Related Documents,
                               E-77
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            as well as any and all agreements or documents in the nature of security agreements, conditional sale contracts or other title retention agreements or devices which retain, grant or otherwise create a lien or other security interest in any Leased Equipment to secure such Customer obligation; (2)
            Duly assign to Lender via a properly prepared and executed Assignment, which shall be physically attached to the Assigned Lease and delivered to Lender, any and all leases or other instruments which are part of or constitute any Customer Lease or otherwise obligate a Customer to make lease payments under or in connection with any Customer
            Lease and Related Documents, and all associated documents;
            (3) Deliver to Lender all financing statements as the Lender may require with respect to such Customer Lease and Related Documents and any and all Leased Equipment associated with or related thereto, together with evidence satisfactory to the Lender, in its discretion, of the proper recordation, filing or other publication of notice with respect thereto in all places which the Lender may require, in its discretion, all at the Borrower's expense; and (4) Deliver to the Lender copies of any and all applications, documents or other instruments delivered to any public official with respect to the title to any and all Leased Equipment associated with or related to such Customer Lease and Related Documents, together with evidence satisfactory to the Lender, in its discretion, that the lien of the Borrower has been duly filed and perfected.



            All of the foregoing documentation and evidence must be satisfactory to the Lender in its discretion, as to both form and content.

                      (d) Furthermore and in addition thereto, the Borrower hereby grants, and acknowledges that the Lender shall have a purchase money security interest in any and all Leased Equipment that is purchased using the proceeds of the Revolving Credit and/or the Draw Facility, and such shall also be considered part of the Collateral. All moneys, securities and other properties of Borrower and the proceeds thereof now or hereafter held or received by Lender from or for the account of Borrower, including any and all deposits (general or special), account balances and credits of Borrower with Lender at any time existing, shall be deemed Collateral hereunder and held as security for the Secured Obligations and may be set-off and applied against any Secured Obligations, and Borrower further authorizes Lender's Affiliates to pay or deliver to Lender any deposits or other sums credited by or due from Lender's Affiliates to Borrower for application against any Secured Obligation, at any time upon the occurrence of any Event of Default and without further notice to Borrower (such notice being expressly waived) and without any necessity on Lender's part

                               E-78
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            to resort to other security or sources of reimbursement for the Secured Obligations. The rights given to Lender hereunder are cumulative with Lender's other rights and remedies, including other rights of setoff. Lender will promptly notify Borrower of Lender's receipt of such funds for application against the Secured Obligations, but failure to do so will not affect the validity or enforceability thereof. Lender may give notice of the above grant of security interest and assignment of the aforesaid deposits and other sums, and authorization to, and make any suitable arrangements with, any such Affiliate of Lender for effectuation thereof, and Borrower hereby irrevocably appoints Lender as its attorney to collect any and all such deposits or other sums to the extent any such payment is not made to Lender by such Affiliate.

                 3. Obligations Secured. The security interests granted by the Borrower hereby secure the payment and performance of all of the following obligations (collectively, the "Secured Obligations"): (a) any and all indebtedness of the Borrower to the Lender evidenced by the Revolving Credit Note and/or the Draw Facility Notes, and any and all obligations contained in the Revolving Credit Note and/or the Draw Facility Notes; (b) any and all of the representations, warranties, obligations, agreements, covenants and promises of the Borrower contained in the Loan Agreement, the Revolving Credit Note, the Draw Facility Notes, this Agreement and/or the other Borrower Documents, whether or not now or hereafter evidenced by any note, instrument or other writing; and (c) any and all indebtedness, obligations and liabilities of the Borrower to the Lender, however evidenced, whether now existing or hereafter arising, direct or indirect, absolute or contingent, or acquired by the Lender, including without limitation, any and all other indebtedness, liabilities and obligations of Borrower to the Lender that exist on the date of this Agreement, or arise or are created or acquired after the date of this Agreement, regardless of whether of the same or of a different class or type as the indebtedness evidenced by or contained in the Draw Facility Notes and/or the Revolving Credit Note and/or the Guaranty Agreement and/or the other Borrower Documents, and whether or not the creation thereof was reasonably foreseeable or would be naturally contemplated by the Borrower or the Lender as the date of this Agreement; provided however, anything to the contrary notwithstanding, any non-recourse financing provided to Borrower by Lender or its affiliates shall not be construed as "Secured Obligations". The Revolving Credit and the Draw Facility are recourse financing and are specifically intended to be Secured Obligations.

                 4. Representations and Warranties. To induce the Lender to enter into this Agreement, any and all of the representations and warranties made by the Borrower in the Loan Agreement and the other Borrower Documents are incorporated herein by reference, and the Borrower further represents, warrants and agrees as follows:

                      (a) The Borrower has full right, power, authority and capacity to enter into and perform each Assignment of Customer Leases and Related Documents; and each Assignment of Customer Leases and Related Documents has been or will be duly entered into and delivered and constitutes or will constitute a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, all at such time as the Assignment of Customer Lease and Related Documents is executed and delivered; (b) The Borrower has good and marketable title to the Borrower's Collateral, and the Collateral is not subject to any lien, charge, pledge, encumbrance, claim or security interest other than the security interests created by this Agreement (except for Permitted Liens, the interest of the Customer obligors and the security interest created in the Customer Lease and Related Documents); (c) The books and records with respect to the Borrower's Collateral are kept at the Borrower's chief place of business in Kentucky; (d) The Borrower's chief place of business is located at 1020 Petersburg Road, Hebron, Kentucky 41048; (e) The Collateral is used and will be used for business use only; (f) The registered office of the Borrower's registered agent in Kentucky is located in Boone County, Kentucky; (g) No consent, waiver, order, license, permit or approval of any Person or franchise governmental authority is required in connection with the Borrower's execution and delivery of this Security Agreement; (h) The Borrower does not own any Collateral of a type or nature which cannot be encumbered by a security interest perfectible under Article 9 of the Uniform Commercial Code as presently enacted in the Commonwealth of Kentucky; (i) Borrower has full power and authority to enter into this Security Agreement and to grant Lender the security interest in the Collateral in accordance herewith, the grant of the security interest in the Collateral by Borrower in the manner and for the purposes contemplated herein has been duly authorized by all requisite corporate action, and this Security Agreement has been duly executed and delivered; (j) The execution, delivery and/or performance by Borrower of this Security Agreement will not
            (i) constitute a violation of any applicable law or a breach of any provision contained in Borrower's Articles/Certificate of Incorporation or ByLaws/Regulations or contained in any order of any court or other governmental agency or in any agreement, instrument or document to which Borrower is a party or by which Borrower of any of its assets or properties is bound or (ii) result in the creation or imposition of any lien, charge or encumbrance of any
                               E-80
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            nature whatsoever upon any of Borrower's assets or
            properties (other than in favor of Lender hereunder); (k) the office where Borrower keeps its records concerning the Receivables and General Intangibles is at the location set forth on Exhibit B attached hereto; (l) all of Borrower's Inventory, Equipment and other tangible Collateral are at the locations set forth on Exhibit C attached hereto; (m) all other locations of Borrower's registered offices and agents and other offices and places of business during the five years prior to the date hereof are set forth on Exhibit D attached hereto; (n) all trade names, assumed names, fictitious names and other names used by Borrower during the five years prior to the date hereof set forth on Exhibit E attached hereto; (o) except as may otherwise be permitted in the Loan Agreement, Borrower has executed UCC financing statements, containing sufficient legal descriptions of the Collateral and otherwise in form and substance sufficient for filing in every governmental, municipal or other office in every jurisdiction necessary to perfect Lender's security interest in the Collateral, and Borrower hereby irrevocably authorizes Lender to file the same; and (p) Borrower has good, indefeasible and merchantable title to and ownership of the Collateral, free and clear of all liens, claims, security interests and encumbrances whatsoever, except Permitted Liens and those held by Lender.

            These representations and warranties shall be deemed to be remade and restated in full each time the Borrower assigns a Customer Lease and Related Documents to the Lender pursuant to an Assignment of Customer Leases and Related Documents.

                 5. Duration of Security Interests. The Lender, its successors and assigns, shall hold the security interests created hereby upon the terms of this Agreement, and this Agreement shall continue until the Revolving Credit Note and the Draw Facility Notes have been paid in full, the other Secured Obligations have been performed, executed, or satisfied in their entirety, and no commitment to lend or extend credit which is intended to be secured hereby remains outstanding. After payment of any part of the Secured Obligations, the Lender may, at its option, retain all or any portion of the Collateral as security for any remaining Secured Obligations and retain this Agreement as evidence of such security. The security interests granted hereunder shall not be impaired or affected by any renewals or extensions of time for payment of any of the Secured Obligations, or by release of any party liable on the Secured Obligations; by any acquisition, release or surrender of other security, collateral or guaranty; by delay in enforcement of payment of any of the Secured Obligations; or by delay in enforcement of any security.

                 6. Certain Notices. The Borrower shall notify the Lender of any and all changes of location of the Borrower's
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            chief place of business and of the registered office of the
            Borrower's registered agent in Kentucky at least thirty (30) days prior to effecting any such change.

                 7. Covenants. To induce the Lender to enter into this Agreement, the Borrower agrees as follows:

                      (a)  Covenant Not to Dispose of or Impair
            Collateral. The Borrower shall not, except to the extent permitted in the Loan Agreement, without the prior written consent of the Lender, sell, transfer or otherwise dispose of the Collateral, or any part thereof or interest therein; provided however, that Inventory may be sold, transferred or otherwise disposed of by Borrower in the ordinary course of business and for fair market value, without the Lender's prior written consent. The Borrower shall not permit any of the Collateral to be levied upon under any legal process, nor permit anything to be done that may impair the value of the Collateral or the security intended to be provided by this Agreement.

                      (b) Collateral to be Free from Encumbrances. The Collateral shall be and shall remain free and clear of security interest, claims, liens, encumbrances and rights of others, created by or through Borrower, except the rights of the Lender under this Agreement and for Permitted Liens.

                      (c) Payment of Taxes. The Borrower shall pay or cause to be paid all taxes and charges, including, without limitation, all taxes imposed on or measured by its net income, if the failure to pay such taxes could result in any reduction of the amounts payable to the Lender or the imposition of any lien against any Leased Equipment, the assigned Customer Leases and Related Documents, the Customer Lease Payments or any other Collateral. The Borrower shall not be required to pay, or cause so long as it shall in good faith and by appropriate legal proceedings contest the validity of such tax or charge in any reasonable manner that will not endanger the interest of a Customer obligor in the Leased Equipment under an assigned Customer Lease or the interest of the Lender in any of the Collateral under this Agreement.

                      (d) Insurance. The Borrower, at its own cost and expense, shall maintain insurance as required in the Loan Agreement. The Borrower shall also cause the Customer to maintain insurance for liability and property damage and against loss or damage to the Leased Equipment in amounts and coverages, and with insurers, satisfactory to the Lender, in its reasonable discretion.

                      (e) No Customer Lease Prepayments; No Releases. Without prior written notice by Borrower to Lender, the Borrower shall not cause or permit a Customer obligor to
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            prepay any Customer Lease Payments or waive, excuse,
            condone, forgive or in any manner release or discharge a Customer obligor from such obligor's obligations, covenants, conditions and agreements under an assigned Customer Lease and Related Documents that are intended to satisfy the Borrower's obligations under this Agreement or to preserve and protect the interest of the Lender in such an assigned Customer Lease and Related Documents and any Leased Equipment, including, without limitation, the obligations of Customer obligor to pay Customer Lease Payments in the manner and at the time and place specified in such Assigned Note. Without prior written notice by Borrower to Lender, the Borrower shall not enter into any agreement or take any action the result of which would be to amend, modify or terminate any assigned Customer Lease and Related Documents or any Customer obligor's obligations thereunder. Any prepayment of any Customer Lease Payments shall be promptly paid to Lender as a prepayment under Section 3.08 or 4.12 as applicable, of the Loan Agreement.

                      (f)  The Borrower's Rights Subordinate.  The
            Borrower's rights to any Customer Lease Payments and payments under any Customer Lease and Related Documents shall be subordinate to the Lender's rights assigned under this Agreement. Upon any Event of Default, at any time the Lender is entitled to exercise its remedies under this Agreement, the Lender shall have the sole and exclusive right to exercise and enjoy the benefits, rights and privilege of the "lessor" under the assigned Customer Lease and Related Documents. To that end, at all such times and unless and until the obligations of the Borrower under this Agreement have been discharged in full, the Borrower shall not seek recovery of any amounts which are a part of the Collateral, shall not modify or terminate any assigned Customer Lease and Related Documents, shall not exercise the remedies available under the assigned Customer Lease and Related Documents against any Leased Equipment, shall not seek to enforce any security provided under the Customer Lease and Related Documents, except in cooperation with and for the benefit of the Lender.

                      (g)  Notice of Events of Default by Customers.
            The Borrower promptly shall notify the Lender of any event of default (as defined in an assigned Customer Lease and Related Documents), or any event that, with the giving of notice or the lapse of time or both would become an event of default, of which the Borrower has or obtains knowledge.

                 8. Default. The occurrence of an Event of Default under the Loan Agreement shall constitute a default under this Agreement (an "Event of Default").

                 9. Loan Remedies. Upon any Event of Default, the Lender may at its option declare the Revolving Credit Note

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            and/or any and all of the Draw Facility Notes and the other
            Secured Obligations to be immediately due and payable; and, in addition to that right, and in addition to exercising all other rights or remedies, the Lender may proceed to exercise with respect to the Collateral all rights, options and remedies of a secured party upon default as provided for under the Uniform Commercial Code. The rights of the Lender upon an Event of Default shall include, without limitation, any and all rights and remedies in any and all other documents, instruments, agreements and other writings between the Lender and the Borrower, all rights and remedies as provided by law, in equity or otherwise, and in addition thereto, the following:

                      (a) The right to enter any premises where any Collateral may be located, subject to the rights of the Customer obligors, for the purpose of taking possession or removing the same.

                      (b) The right to require the Borrower to assemble the Collateral and the books and records with respect to assigned Customer Leases and Related Documents and make them available to the Lender at a place or places to be designated by the Lender which is reasonably convenient to the Borrower and the Lender.

                      (c) The right to require the Borrower to store any Leased Equipment and other Collateral, at the Borrower's own cost and risk, on behalf of the Lender after the Lender has taken possession of such Leased Equipment and other Collateral. Storage shall be in such manner as to prevent any deterioration of such Leased Equipment and other Collateral, and shall be for a reasonable time pending the sale or other disposition of such Leased Equipment and other Collateral.

                      (d) The right to sell the Collateral at public or private sale in one or more lots in accordance with Uniform Commercial Code. The Lender may bid upon and purchase any or all of the Collateral at any public sale thereof, and shall be entitled to apply the unpaid portion to the Secured Obligations as a credit against the purchase price. The Lender's purchase of all or any of the Collateral shall extinguish the Borrower's rights under section 9-506 of the Uniform Commercial Code upon application of the unpaid portion of the Secured Obligations. The Lender shall be entitled to apply the proceeds of any such sale to the satisfaction of the Secured Obligations and to expenses incurred in realizing upon the Collateral in accordance with the Uniform Commercial Code.

                      (e)  The right to notify any or all of the
            Customer obligors under or with respect to any assigned Customer Lease and Related Documents of the Lender's

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            interest therein and to require such Customer obligor to
            begin making payments directly to the Lender regardless of whether the Borrower was previously making collections on all or any part of the assigned Customer Leases and Related Documents. The Lender shall have the right to proceed against any such Customer obligor in its own name, or in the name of the Borrower (as appropriate) with or without the consent of the Borrower. The Lender may retain any such payments or collections and apply them to the satisfaction of the Secured Obligations and to expenses incurred in collection, all in accordance with the Uniform Commercial Code.

                      (f) The right to recover the reasonable expenses of taking possession of any of the Collateral that may be reduced to possession, preparing the Collateral for sale, selling the Collateral, collecting all or any part of the Customer Lease Payments, payments of or collections on any security provided in connection with an assigned Customer Lease and Related Documents and other like expenses.

                      (g) The right to recover all of the Lender's expenses of collection, including, without limitation, court costs and reasonable attorneys' fees and disbursements incurred in realizing upon the Collateral or enforcing or attempting to enforce any provision of this Agreement and any and all Assignments of Customer Leases and Related Documents.

                      (h) The right to proceed by appropriate legal process at law or in equity to enforce any provision of this Agreement or in aid of the execution of any power of sale, or for foreclosure of the security interests of the Lender, or for the sale of the Collateral under the judgment or decree of any court.

                 10. Cumulative Remedies. The rights and remedies of the Lender shall be deemed to be cumulative, and any exercise of any right or remedy shall not be deemed to be an election of that right or remedy to the exclusion of any other right or remedy. Notwithstanding the foregoing, the Lender shall be entitled to recover by the cumulative exercise of all remedies no more than the sum of (a) the Secured Obligations at the time of exercise of remedies, plus (b) the reasonable costs, fees and expenses the Lender is otherwise entitled to recover.

                 11. Waivers. The Borrower acknowledges that this Agreement involves the grant of multiple security interests, and the Borrower hereby waives, to the extent permitted by applicable law, (a) any requirement of marshalling assets or proceeding against Persons or assets in any particular order, and (b) any and all notices of every kind and description which may be required to be given by any statute or rule of law and any defense of any kind which the Borrower may now or hereafter have with respect to the Collateral under this Agreement.

                 12. Collections from Assigned Notes. Collections with respect to Customer Lease Payments regarding each Assigned Lease shall be made to the Lockbox pursuant to Section 7.17 of the Loan Agreement.

                 13. The Lender as Agent. The Borrower hereby irrevocably constitutes the Lender as the Borrower's agent and attorney-in-fact at any time during any period when the Lender may exercise the remedies set forth in Section 9 of this Agreement, to (a) proceed against Customer obligors with respect to any assigned Customer Lease and Related Documents in the Borrower's name or in the Lender's name, and (b) sign and endorse all checks, drafts and other instruments in payment of Customer Lease Payments, (c) perform all such other acts with respect to Customer Lease Payments as the Lender may in its discretion deem necessary to effectuate the security intended to be granted in this Agreement, and (d) to send requests for verification of Receivables to customers or account debtors; to sign and endorse Borrower's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security in payment of Receivables or from the sale of Inventory or that may otherwise come into Lender's possession; to sign Borrower's name on any invoice or bill of lading relating to any Receivable, on drafts against customers, on schedules and assignments of Receivables, on notices of assignment, financing statements and other public records, on verifications of accounts and on notices to customers; to collect, enforce, compromise, settle and adjust all Receivables and take other actions with respect thereto as Lender determines in its reasonable discretion; to give receipts in Borrower's name and to perform such other acts in connection with the Receivables as Lender in its reasonable discretion may determine to be appropriate; to notify the post office authorities to change the address designated by Lender, which may be a post office box opened by Lender for such purpose or any other address, at Lender's discretion; to receive, open and dispose of all mail addressed to Borrower; and to do all things necessary to perfect Lender's security interest in the Collateral, to preserve and protect the Collateral and to otherwise carry out this Security Agreement; all at the cost of Borrower, and Borrower hereby ratifies and approves all acts of such attorney except as provided below. Provided Lender acts in a commercially reasonable manner, neither Lender nor the attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable until the Secured Obligations have been fully satisfied and this Security Agreement terminated, whichever shall later occur.

            Borrower agrees to execute and deliver promptly to Lender all instruments necessary or appropriate, as determined in Lender's discretion, to further Lender's exercise of the rights and powers granted it in this Paragraph 13.

                 14. Books and Records. The Borrower shall maintain books and records with respect to the assigned Customer Leases and Related Documents, the Leased Equipment and other Collateral in form and manner reasonably satisfactory to the Lender, and the Lender shall have the right during business hours with reasonable notice to inspect any and all of the business properties, premises or books and records of the Borrower relating to the assigned Customer Leases and Related Documents, the Leased Equipment and other Collateral or the proceeds thereof. The Borrower further agrees from time to time to furnish such reports, data and financial statements with respect to the Collateral as the Lender may reasonably request from time to time.

                 15. Insurance. The Borrower hereby assigns to the Lender all sums which become payable under any insurance covering the Collateral, directs any insurer to pay all such proceeds to the Lender, and authorizes the Lender to act as the Borrower's attorney in obtaining, adjusting, settling and compromising such insurance and endorsing any drafts drawn to the Borrower pursuant to such insurance. If an Unmatured Default or an Event of Default exists at the time the Lender receives the insurance proceeds, the Lender may apply those proceeds as a prepayment under the Loan Agreement at the Lender's discretion; or if the Lender chooses, it may remit the insurance proceeds to the Borrower. If no Unmatured Default or Event of Default exists at the time the Lender receives the insurance proceeds, the Lender shall remit the insurance proceeds to the Borrower.

                 16.  Certain Secured Obligations Regarding Collateral.

                      (a) The Borrower shall (or use its best efforts to cause each Customer obligor to) keep and maintain the Leased Equipment in good condition and repair, and otherwise keep (or use its best efforts to cause the Customer obligor to keep) the Leased Equipment and other Collateral under adequate condition of storage to prevent its deterioration or depreciation in value.

                      (b) The Borrower shall keep the Collateral free and clear of any and all liens other than the Permitted Liens and security interests created in favor of the Lender under this Agreement (and the interests of Borrower which is to be assigned to the Lender), and shall declare and pay any and all fees, assessments, charges and taxes allocable to the Collateral, or which might result in a lien against the Collateral if left unpaid unless the Borrower at the

            Borrower's own expense is contesting the validity or amount thereof in good faith by an appropriate proceeding timely instituted which shall operate to prevent the collection or satisfaction of the lien or amount so contested. If the Borrower fails to pay such amount and is not contesting the validity or amount thereof in accordance with the preceding sentence, the Lender may, but is not obligated to, pay such amount, and such payment shall be deemed conclusive evidence of the legality or validity of such amount. The Borrower shall promptly reimburse the Lender for any and all payments made by the Lender in accordance with the preceding sentence, and until reimbursement, such payments shall be part of the Secured Obligations.

                      (c) If the Borrower fails to provide insurance pursuant to the Loan Agreement, the Lender may, but is not obligated to, pay for such insurance after first notifying the Borrower of the Lender's intent to pay it. The Borrower shall promptly reimburse the Lender for any payments made pursuant to this subparagraph, and until reimbursement, such payments shall be a part of the Secured Obligations.

                 17. Use and Inspection of Collateral. The Borrower shall not use the Collateral in violation of any statute or ordinance, and the Lender shall have the right, at reasonable hours, to inspect the Collateral (provided however, that Lender's right to inspect Leased Equipment shall not exceed the Borrower's right to inspect such Leased Equipment pursuant to the respective Assigned Lease).

                 18.  Notice.

                      (a) Any requirement of the Uniform Commercial Code or other applicable law of reasonable notice shall be met if such notice is given at least ten (10) business days before the time of sale, disposition or other event or thing giving rise to the requirement of notice.

                      (b) All notices and other communications under this Agreement shall be given in writing and shall give or be delivered in one of the methods to the addresses as set forth in Section 12.16 of the Loan Agreement, as amended from time to time, and all such notices and communications shall be deemed to have been given or delivered as set forth in Section 12.16 of the Loan Agreement, as amended from time to time.

                 19. Further Assurance. The Borrower shall sign from time to time such financing statements and other documents and instruments and take such other actions as the Lender may request from time to time to more fully create, perfect, continue, maintain or terminate the security interests in the Collateral intended to be created in this Agreement.
            The Borrower's obligations hereunder shall include, by way of illustration and not by way of limitation, the requirement of signing and sending notices to Customer obligors of the Lenders rights hereunder. The Borrower agrees that its obligations under this Section are material aspects of the protections intended to be provided to the Lender under this Agreement and may be specifically enforced.

                 20.  Miscellaneous.

                      (a) Failure by the Lender to exercise any right shall not be deemed a waiver of that right, and any single or partial exercise of any right shall not preclude the further exercise of that right. Every right of the Lender shall continue in full force and effect until such right is specifically waived in a writing signed by the Lender; (b) If any part, term or provision of this Agreement is held by any court to be prohibited by any law applicable to this Agreement, the rights and obligations of the parties shall be construed and enforced with that part, term or provision enforced to the greatest extent allowed by law, or if it is totally unenforceable, as if this Agreement did not contain that particular part, term or provision; (c) The headings in this Agreement have been included for ease of reference only, and shall not be considered in the construction or interpretation of this Agreement; (d) This Agreement shall inure to the benefit of the Lender, its successors and assigns, and all obligations of the Borrower shall bind the Borrower's successors and assign; (e) To the extent allowed under the Uniform Commercial Code, this Agreement shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Kentucky; (f) This Agreement and any and all Assignments of Customer Leases and Related Documents constitute the entire agreement of the parties with respect to the subject matter hereof. No change, modification, addition or termination of this Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought; (g) This Agreement may be signed by each party upon a separate copy, and in such cases one counterpart of this Agreement shall consist of enough of such copies to reflect the signature of each part; (h) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or the terms thereof to produce or account for more than one such counterpart; (i) Wherever possible, each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement; (j) This Security Agreement has been delivered and accepted at and shall be deemed to have been made at Florence, Kentucky. This Security Agreement shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Kentucky and all other laws of mandatory application; (k) AS A SPECIFICALLY BARGAINED INDUCEMENT FOR LENDER TO ENTER INTO THIS SECURITY AGREEMENT AND TO EXTEND CREDIT TO BORROWER, BORROWER AGREES THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS SECURITY AGREEMENT, ITS VALIDITY OR PERFORMANCE, AT THE SOLE OPTION OF LENDER, ITS SUCCESSORS AND ASSIGNS, AND WITHOUT LIMITATION ON THE ABILITY OF LENDER, ITS SUCCESSORS AND ASSIGNS, TO EXERCISE ALL RIGHTS AS TO THE COLLATERAL AND OTHER SECURITY FOR THE Secured Obligations OR TO INITIATE AND PROSECUTE IN ANY APPLICABLE JURISDICTION ACTIONS RELATED TO REPAYMENT OF THE Secured Obligations, SHALL BE INITIATED AND PROSECUTED AS TO ALL PARTIES AND THEIR SUCCESSORS AND ASSIGNS IN BOONE COUNTY, KENTUCKY. LENDER AND BORROWER EACH CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY COURT SITUATED IN BOONE COUNTY, KENTUCKY HAVING JURISDICTION OVER THE SUBJECT MATTER, WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO BORROWER AND LENDER AT THEIR RESPECTIVE ADDRESSES AS SET FORTH IN SUBPARAGRAPH (H) BELOW OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE STATE OF KENTUCKY. BORROWER WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT; (l) AS A SPECIFICALLY BARGAINED INDUCEMENT FOR LENDER TO ENTER INTO THIS SECURITY AGREEMENT AND TO EXTEND CREDIT TO BORROWER, BORROWER AND LENDER EACH WAIVES TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS SECURITY AGREEMENT AND/OR THE CONDUCT OF THE RELATIONSHIP BETWEEN LENDER AND BORROWER; (m) Borrower covenants, warrants and represents to Lender that all of Borrower's representations and warranties contained in this Security Agreement are true at this time, shall survive the executions and delivery hereof and shall remain true until the Secured Obligations are fully performed, paid and satisfied, subject to such changes as may not be prohibited hereby or do not constitute Events of Default hereunder; (n) All of the Secured Obligations shall constitute one loan secured by Lender's security interest in the Collateral and by all other security interests, mortgages, liens, claims and encumbrances now and from time to time hereafter granted by Borrower to Lender. Lender may, in its sole discretion ,
            (i) exchange, enforce, waive or release any such security or portion thereof, (ii) apply such security and direct the order or manner of sale thereof as Lender may, from time to time, determine, and (iii) settle, compromise, collect or otherwise liquidate any such security in any manner following the occurrence of any Event of Default without
                               E-90
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            affecting or impairing its right to take any other further action with respect to any security or any part thereof.


                 IN WITNESS WHEREOF, the Borrower and the Lender have
            executed and delivered this Agreement as of the date first set forth above.

            BORROWER:                          LENDER:


            TECHNOLOGY INTEGRATION FINANCIAL   THE FIFTH THIRD BANK OF
            NORTHERN
              SERVICES, INC.                     KENTUCKY, INC.



            By:                                By:
            Title:                             Title:

                 SECURITY AGREEMENT






                 List of Exhibits



            Exhibit A      -    Form of Assignment

            Exhibit B      -    Address where Receivable and General
            Intangible records are located

            Exhibit C      -    Address where Inventory is located

            Exhibit D      -    Addresses of Prior Office and Places of
            Business for last 5 years

            Exhibit E      -    List of Trade Names, Assumed Names and
            Fictitious Names

                 EXHIBIT A

                 Form of Assignment


                 EXHIBIT B

                 Location of Receivables and
                 General Intangibles Records


            1.   1020 Petersburg Road, Hebron, Kentucky  41048

                 ________________________________
                 Borrower's Signature

                 EXHIBIT C

                 Location of Inventory


            1.   Part of Borrower's Inventory includes Leased Equipment.
            The
                      initial location of the Leased Equipment will be
            disclosed to Lender at time of Assignment. Lender acknowledges that a portion of the Leased Equipment are mobile goods which will be moved from jurisdiction to jurisdiction, and Borrower will generally be unable to inform Lender of such movements.

            2.   1020 Petersburg Road, Hebron, Kentucky  41048




















                 ________________________________
                 Borrower's Signature

                 EXHIBIT D

                 Location of Prior Offices and Places
                 of Business for Last 5 Years


            1.   1840 Airport Exchange Boulevard
                 Suite 240
                 Erlanger, Kentucky  41018














                 ________________________________
                 Borrower's Signature

                 EXHIBIT E

                 List of Trade Names, Assumed Names,
                 Fictitious Names and Other Names
                 Used in Last 5 Years


            1.   Pomeroy Computer Leasing, Inc.








                 ________________________________
                 Borrower's Signature
                               E-95
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